UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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JACK CREEK INVESTMENT CORP.

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Jack Creek Investment Corp. Announces Shareholder Approval of Business Combination,

Cancellation of Extraordinary General Meeting for Extension

NEW YORK – January 24, 2023 – Jack Creek Investment Corp. (“Jack Creek”) (Nasdaq: JCIC), a Cayman Islands exempted company, announced that earlier today Jack Creek held an extraordinary general meeting of its shareholders (the “EGM”), at which its shareholders approved Jack Creek’s business combination (the “Business Combination”) with Bridger Aerospace Group Holdings, LLC (“Bridger Aerospace”). Jack Creek expects to close the Business Combination promptly.

As a result of shareholder approval of the Business Combination, Jack Creek also announced its decision to cancel Jack Creek’s extraordinary general meeting of shareholders in lieu of an annual general meeting, at which shareholders were expected to vote on a proposal to extend the date by which Jack Creek had to consummate a business combination, previously scheduled to be held on January 24, 2023 at 4:00 p.m. Eastern Time. Jack Creek also announced its corresponding decision to withdraw from consideration by shareholders the proposals set forth in Jack Creek’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2023.

About Jack Creek

Jack Creek is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. More information about Jack Creek is available at https://www.jackcreekinvestmentcorp.com/ir-resources/investor-faqs.

About Bridger Aerospace

Based in Bozeman, Montana, Bridger Aerospace is one of the nation’s largest privately held aerial firefighting companies. Bridger Aerospace is committed to utilizing its team, aircraft and technology to save lives, property and habitats threatened by wildfires. Bridger Aerospace provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

No Offer or Solicitation

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor Contracts

Bridger Aerospace Investor Contact

Alison Ziegler

Darrow Associates

201-220-2678

aziegler@darrowir.com

Jack Creek Investor Contact

Lauren Ores

KSH Capital

212-710-5073

lores@kshcapital.com

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jack Creek’s and Bridger Aerospace’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger Aerospace. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger Aerospace; Bridger Aerospace’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger Aerospace’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger Aerospace and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger Aerospace as a result of the announcement and consummation of the Business Combination; risks that Bridger Aerospace is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the 424(b) final prospectus filed by Wildfire New PubCo, Inc. (“New PubCo”) (to be known as Bridger Aerospace Group Holdings, Inc.) with the SEC on December 20, 2022, and in those documents that Jack Creek or New PubCo has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger Aerospace presently know or that Jack Creek and Bridger Aerospace currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger Aerospace’s expectations, plans or forecasts of future events and views as of the date of this press release. Jack Creek and Bridger Aerospace anticipate that subsequent events and developments will cause Jack Creek’s and Bridger Aerospace’s assessments to change. However, while Jack Creek and Bridger Aerospace may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger Aerospace specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger Aerospace’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

IMPORTANT INFORMATION

This press release is not a substitute for the registration statement on Form S-4 for New PubCo that was declared effective by the SEC on December 16, 2022 or for any other document that Jack Creek or New PubCo has filed and may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New PubCo through the website maintained by the SEC at https://www.sec.gov.